Exhibit 99.1

NOVA FURNITURE LIMITED
FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

NOVA FURNITURE LIMITED
CONTENTS

Independent Auditors’ Report	1

Financial Statements

Consolidated Balance Sheets	2-3
Consolidated Statements of Income and Comprehensive Income	4
Consolidated Statements of Stockholders’ Equity	5
Consolidated Statements of Cash Flows	6-7

Notes to Consolidated Financial Statements	8-30

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors of
Nova Furniture Limited

We have audited the accompanying consolidated balance sheets of Nova Furniture Limited (the “Company”) as of December 31, 2010 and 2009, and the related consolidated statements of income and comprehensive income, stockholders’ equity and cash flows for the years then ended.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards as established by the Auditing Standards Board (United States) and in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Nova Furniture Limited as of December 31, 2010 and 2009, and the results of its operations, and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Marcum Bernstein & Pinchuk

Marcum Bernstein & Pinchuk
New York, NY
May 18, 2011

NOVA FURNITURE LIMITED AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

DECEMBER 31, 2010 AND 2009

	2010	2009

Assets

Current Assets
Cash and cash equivalents	$985,004	$2,172,267
Accounts receivable	6,487,042	3,987,628
Advance to suppliers	277,081	161,769
Inventory	1,017,704	2,298,151
Due from related party	--	137,692
Other current assets	175,323	232,632
Deferred tax asset	115,237	71,848

Total Current Assets	9,057,391	9,061,987

Non-Current Assets
Plant, property and equipment, net	8,192,937	3,225,472
Construction in progress	75,498	596,527
Intangible assets, net	471,812	468,173

Total Non-Current Assets	8,740,247	4,290,172

Total Assets	$17,797,638	$13,352,159

The accompanying notes are an integral part of these consolidated financial statements.

NOVA FURNITURE LIMITED AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS (CONTINUED)

DECEMBER 31, 2010 AND 2009

	2010	2009

Liabilities and Stockholders' Equity

Current Liabilities
Accounts payable	$1,160,634	$994,751
Advance from customers	25,016	120,884
Accrued expenses and other payables	1,065,421	780,359
Taxes payable	197,785	84,551
Due to related party	197,776	--

Total Current Liabilities	2,646,632	1,980,545

Non-Current Liabilities
Deferred rent payable	43,169	37,076
Deferred tax liability, net	1,274	3,358
Income taxes payable	2,368,795	1,418,702

Total Non-Current Liabilities	2,413,238	1,459,136

Total Liabilities	5,059,870	3,439,681

Contingencies and Commitments

Stockholders' Equity
Common stock, $1 par value; 50,000 shares authorized,
2 shares issued and outstanding as of December 31, 2010	2	2
and 2009, respectively
Additional paid in capital	10,912,498	10,412,498
Statutory reserves	6,241	6,241
Accumulated other comprehensive income	1,611,756	1,316,885
Retained earnings (accumulated deficit)	207,271	(1,823,148)

Total Stockholders' Equity	12,737,768	9,912,478

Total Liabilities and Stockholders' Equity	$17,797,638	$13,352,159

The accompanying notes are an integral part of these consolidated financial statements.

NOVA FURNITURE LIMITED AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	2010	2009

Net Sales	$28,818,982	$21,670,448

Cost of Sales	21,242,024	14,287,643

Gross Profit	7,576,958	7,382,805

Operating Expenses
Selling expenses	959,673	825,296
General and administrative expenses	1,205,881	751,673
Loss on disposal of plant, property and equipment	144,732	134,184

Total Operating Expenses	2,310,286	1,711,153

Income From Operations	5,266,672	5,671,652

Other Income (Expenses)
Non-operating income	58,477	57,365
Non-operating expenses	(633)	(12,584)
Foreign exchange transaction loss	(66,419)	(20,334)
Financial expense	(20,007)	(14,334)

Total Other (Expenses) Income, Net	(28,582)	10,113

Income Before Income Tax	5,238,090	5,681,765

Income Tax Expense	1,035,081	1,038,122

Net Income	4,203,009	4,643,643

Other Comprehensive Income
Foreign currency translation	294,871	(67,074)

Comprehensive Income	$4,497,880	$4,576,569

The accompanying notes are an integral part of these consolidated financial statements.

NOVA FURNITURE LIMITED AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

				Accumulated		Retained
				Other		Earnings	Total
	Common stock		Additional Paid	Comprehensive	Statutory	(Accumulated	Stockholders'
	Shares	Amount	in Capital	Income	Reserve	Deficit)	Equity

Balance - January 1, 2009	2	$2	$8,012,498	$1,383,959	$6,241	$185,981	$9,588,681

Cumulative effect of a change in
accounting principle	--	--	--	--	--	(384,957)	(384,957)

Capital contribution	--	--	2,400,000	--	--	--	2,400,000

Net income for the year	--	--	--	--	--	4,643,643	4,643,643

Transfer to statutory reserve	--	--	--	--	--	--	--
							--
Dividend declared and paid	--	--	--	--	--	(6,267,815)	(6,267,815)

Foreign currency translation loss	--	--	--	(67,074)	--	--	(67,074)

Balance - December 31, 2009	2	2	10,412,498	1,316,885	6,241	(1,823,148)	9,912,478

Capital contribution	--	--	500,000	--	--	--	500,000

Net income for the year	--	--	--	--	--	4,203,009	4,203,009

Transfer to statutory reserve	--	--	--	--	--	--	--

Dividend declared and paid	--	--	--	--	--	(2,172,590)	(2,172,590)

Foreign currency translation gain	--	--	--	294,871	--	--	294,871

Balance - December 31, 2010	2	$2	$10,912,498	$1,611,756	$6,241	$207,271	$12,737,768

The accompanying notes are an integral part of these consolidated financial statements.

NOVA FURNITURE LIMITED AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	2010	2009

Cash Flows From Operating Activities
Net Income	$4,203,009	$4,643,643
Adjustments to reconcile net income to net cash
provided by operating activities:
Loss on fixed assets disposal	144,732	134,184
Depreciation and amortization	374,123	372,795
Changes in operating assets and liabilities:	(42,407)	(68,461)
Accounts receivable	(2,367,899)	(2,589,305)
Advance to suppliers	(107,901)	78
Inventory	1,322,444	(67,687)
Notes receivable	16,763	(16,791)
Other current assets	45,123	1,432,573
Accounts payable	149,571	10,071
Advance from customers	(96,590)	(105,613)
Accrued expenses and other payables	255,245	170,243
Deferred rent payable	4,049	4,792
Taxes payable	995,422	1,112,671

Net Cash Provided by Operating Activities	4,895,684	5,033,193

Cash Flows From Investing Activities
Proceeds from disposal of fixed assets	--	21,020
Acquisition of property and equipment	(4,742,229)	(186,511)
Construction in progress	--	(596,283)

Net Cash Used in Investing Activities	(4,742,229)	(761,774)

Cash Flows From Financing Activities
Due from related party	138,886	453,755
Due to related party	193,487	--
Dividend paid	(2,172,590)	(6,267,815)
Capital contribution	500,000	2,400,000

Net Cash Used in Financing Activities	$(1,340,217)	$(3,414,060)

The accompanying notes are an integral part of these consolidated financial statements.

NOVA FURNITURE LIMITED AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	2010	2009

Effect of Exchange Rate Changes on
Cash and Cash Equivalents	$(501)	$(42,944)

Net (decrease) increase in cash and cash equivalents	(1,187,263)	814,415

Cash and cash equivalents, beginning balance	2,172,267	1,357,852

Cash and cash equivalents, ending balance	$985,004	$2,172,267

Supplemental Disclosure of Cash Flow Information

Cash paid during the period for:
Income tax payments	$78,936	$--

Supplemental Disclosure of Non-Cash Investing Activities

Transfer from construction in progress to fixed assets	$527,839	$--

The accompanying notes are an integral part of these consolidated financial statements.

NOVA FURNITURE LIMITED AND SUBSIDIARIES

NOTE TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

Note 1 - Organization and Description of Business

Nova Furniture Limited (“Nova Furniture BVI”) was incorporated under the laws of the British Virgin Islands (“BVI”) on April 29, 2003, primarily engaged in investment in China.

On June 6, 2003 Nova Furniture BVI formed Dongguan Nova Furniture Co., Ltd (“Nova Dongguan”), which was incorporated in the Guangdong Province of the People’s Republic of China (“PRC”), primarily engaged in the development, manufacture and sale of furniture.

Effective March 8, 2005, the controlling shareholders of Nova Furniture BVI formed another company Nova Furniture Holdings Limited (“Nova Holdings BVI”) under the laws of the BVI, and transferred their equity interest in Nova Furniture BVI into Nova Holdings BVI. This transaction was accounted for as a reorganization of entities under common control, with assets and liabilities transferred at their carrying amounts, and the financial statements presented as if the reorganization had occurred retroactively.

On May 20, 2006, Nova Holdings BVI formed Nova Furniture Macao Commercial Offshore Ltd (Nova Macao) in Macao. Nova Macao was mainly engaged in furniture trading with products purchased and imported from Nova Dongguan. As a result, Nova Holdings BVI became the sole shareholder of Nova Macao, Nova Furniture BVI and its subsidiary, Nova Dongguan.

In January 2011, Nova Holdings BVI transferred their equity interest in Nova Macao to Nova Furniture BVI. This transaction was accounted for as a reorganization of entities under common control, with assets and liabilities transferred at their carrying amounts, and the financial statements presented as if the reorganization had occurred retroactively as of the beginning of the first period presented.

Nova Furniture BVI, Nova Dongguan and Nova Macao are collectively called Nova or the Company.

NOVA FURNITURE LIMITED AND SUBSIDIARIES

NOTE TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

Note 2 - Summary of Significant Accounting Policies

Basis of Presentation

The accompanying consolidated financial statements have been prepared in conformity with Accounting Principles Generally Accepted in the United States (“US GAAP”) for Nova Furniture BVI and its subsidiaries, Nova Dongguan and Nova Macao. Nova Furniture BVI’s functional currency is United States Dollars (“$” or “USD”).  Nova Dongguan’s functional currency is Chinese Yuan Renminbi (“RMB”), and Nova Macao’s functional currency is Macau Pataca (“MOP”); however the accompanying financial statements have been translated and presented in United States Dollars (“$” or “USD”).

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of Nova Furniture BVI, and its wholly owned subsidiaries, Nova Dongguan and Nova Macao. All significant inter-company accounts and transactions were eliminated in consolidation.

Use of Estimates

In preparing financial statements in conformity with US GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the dates of the financial statements, as well as the reported amounts of revenues and expenses during the reporting year. Significant estimates, required by management, include the reserve of bad debt allowance, recoverability of long-lived assets and the valuation of inventories. Actual results could differ from those estimates.

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

NOVA FURNITURE LIMITED AND SUBSIDIARIES

NOTE TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

Note 2 - Summary of Significant Accounting Policies (continued)

Accounts Receivable

The Company’s policy is to maintain an allowance for potential credit losses on account receivable. Management reviews the composition of accounts receivable and analyzes historical bad debts, customer concentrations, customer credit worthiness, current economic trends and changes in customer payment patterns to evaluate the adequacy of these reserves.   Based on historical collection activity, the Company did not record an allowance for bad debts as of December 31, 2010 and 2009, respectively.

Inventories

Inventories are stated at the lower of cost or market value with cost determined on a weighted average basis, which approximates the first-in first-out method. Management compares the cost of inventories with the net realizable value and an allowance is made for writing down their inventories to market value, if lower. The Company did not record any provision of inventory in 2010 and 2009.

Property and Equipment

Property and equipment are stated at cost, net of accumulated depreciation. Expenditures for maintenance and repairs are expensed as incurred; additions, renewals and improvements are capitalized. When property and equipment are retired or otherwise disposed of, the related cost and accumulated depreciation is removed from the respective accounts, and any gain or loss is included in operations. Depreciation of property and equipment is provided using the straight-line method for substantially all assets with 10% salvage value and estimated lives as follows:

Building and workshops	20 years
Computer and office equipment	5 years
Machinery	10 years
Autos	5 years

NOVA FURNITURE LIMITED AND SUBSIDIARIES

NOTE TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

Note 2 - Summary of Significant Accounting Policies (continued)

Impairment of Long-Lived Assets

Long-lived assets, which include property, plant and equipment and intangible assets, are reviewed for impairment whenever events or changes in circumstances indicate the carrying amount of an asset may not be recoverable.

Recoverability of long-lived assets to be held and used is measured by comparing the carrying amount of an asset to the estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated undiscounted future cash flows, an impairment charge is recognized by the amount by which the carrying amount of the asset exceeds the fair value of the assets. Fair value is generally determined using the asset’s expected future discounted cash flows or market value, if readily determinable. Based on its review, the Company believes that, as of December 31, 2010 and 2009, there were no significant impairments of its long-lived assets.

Research and Development

Research and development costs are related primarily to the Company designing and testing of its new products in development stage. Research and development costs are recognized in general and administrative expenses and expensed as incurred.  For the years ended December 31, 2010 and 2009, research and development expense was $77,654 and $64,209, respectively.

Income Taxes

The Company utilizes the Financial Accounting Standards Board (“FASB”), Accounting Standards Codification (“ASC”) Topic 740, “Income Taxes”, which requires recognition of deferred tax assets and liabilities for expected future tax consequences of events that were included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

NOVA FURNITURE LIMITED AND SUBSIDIARIES

NOTE TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

Note 2 - Summary of Significant Accounting Policies (continued)

Income Taxes (continued)

The Company adopted the provisions of ASC Topic 740. When tax returns are filed, it is highly certain that some positions taken would be sustained upon examination by the taxing authorities, while others are subject to uncertainty about the merits of the position taken or the amount of the position that would be ultimately sustained. The benefit of a tax position is recognized in the financial statements in the period during which, based on all available evidence, management believes it is more likely than not that the position will be sustained upon examination, including the resolution of appeals or litigation processes, if any. Tax positions taken are not offset or aggregated with other positions. Tax positions that meet the more-likely-than-not recognition threshold are measured as the largest amount of tax benefit that is more than 50 percent likely of being realized upon settlement with the applicable taxing authority. The portion of the benefits associated with tax positions taken that exceeds the amount measured as described above is reflected as a liability for unrecognized tax benefits in the accompanying balance sheets along with any associated interest and penalties that would be payable to the taxing authorities upon examination.

Nova Dongguan is subject to taxation in the PRC. Dongguan’s PRC income tax returns are generally not subject to examination by the tax authorities for tax years before 2006. With a few exceptions, the tax years 2006-2010 remain open to examination by tax authorities in the PRC.

China's new Corporate Income Tax Law ("CIT Law"), together with its Implementation Regulations, introduced a set of anti-avoidance measures in Chapter 6 - Special Tax Adjustments.  In January, 2009, the State Administration of Taxation issued Circular of the State Administration of Taxation on the Issuance of the Implementation Measure of Special Tax Adjustments (“Circular 2”).  The regulation is applied retrospectively for tax years beginning after January 1, 2008.  Article 3 of Circular 2 states that in respect of transfer pricing administration, relevant tax authorities shall examine business transactions between enterprises and their related parties (“related-party transactions”) and evaluate whether they are conducted on an arm’s-length basis, in addition to conducting investigations and making adjustments, as required under Chapter 6 of the CIT Law and Article 36 of the Tax Collection Law.

NOVA FURNITURE LIMITED AND SUBSIDIARIES

NOTE TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

Note 2 - Summary of Significant Accounting Policies (continued)

Income Taxes (continued)

At December 31, 2010 and 2009, the Company performed an analysis for significant uncertain tax position on its tax return for 2009 and prior years or in computing its tax provision and conclude that the adoption of ASC 740 had a material impact on the Company’s financial statement for 2010 and 2009, and recorded additional income tax expense of approximately $772,000 and $976,000 for the years ended December 31, 2010 and 2009, respectively; the initial adoption of approximately $369,000 prior to 2009 was recorded as a cumulative effect of adopting an accounting policy adjustment to the retained earnings.

The significant uncertain tax position arose from the transfer pricing between Nova Dongguan and Nova Macao, wherein the Company determined that the gross profit generated by Nova Dongguan from sales to Nova Macao was materially different from profits generated from sales to third parties. The Statue of Limitation for transfer pricing issue is 10 years starting from the tax year when the transfer pricing issue arises pursuant to the Chinese tax law (see Note 12).

A reconciliation of the January 1, 2009 through December 31, 2010 amount of unrecognized tax benefits excluding interest and penalties ("Gross UTB") is as follows:

Gross UTB
Initial adoption	$369,412
Increase in unrecorded tax benefits taken in 2009	976,045
Exchange rate adjustment - 2009	746

Ending Balance - December 31, 2009	1,346,203

Increase in unrecorded tax benefits taken in 2010	771,976
Exchange rate adjustment - 2010	71,015

Ending Balance - December 31, 2010	$2,189,194

NOVA FURNITURE LIMITED AND SUBSIDIARIES

NOTE TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

Note 2 - Summary of Significant Accounting Policies (continued)

Income Taxes (continued)

At December 31, 2010 and 2009, the Company had cumulatively accrued approximately $175,000 and $72,000 for estimated interest and penalties related to uncertain tax positions.  The company recorded interest and penalties related to unrecognized tax positions as a component of income tax expense, which totaled approximately $102,500 and $72,400 for the years ended December 31, 2010 and 2009, respectively.  If recognized, the entire balance of unrecognized tax benefits as of December 31, 2010 would affect the Company’s effective tax rate.  The Company anticipates no significant change to the total amount of unrecognized tax benefits as of December 31, 2010 within the next 12 months.

Revenue Recognition

The Company's revenue recognition policies are in compliance ASC Topic 605, “Revenue Recognition”.  Sales revenue is recognized when a formal arrangement exists, the price is fixed or determinable, the delivery is completed, and no other significant obligations of the Company exist and collectability is reasonably assured.  No revenue is recognized if there are significant uncertainties regarding the recovery of the consideration due, or the possible return of the goods. Payments received before all of the relevant criteria for revenue recognition are recorded as unearned revenue.

Sales revenue represents the invoiced value of goods, net of value-added taxes (VAT). All Company products are sold in the PRC and subject to the Chinese VAT of 17% of the gross sales price. This VAT may be offset by VAT paid by the Company on raw materials and other materials included in the cost of producing the finished product. The Company records VAT payable and VAT receivable net of payments in the financial statements. The VAT tax return is filed offsetting the payables against the receivables. Sales and purchases are recorded net of VAT collected and paid as the Company acts as an agent for the government.

Franchise Arrangements

In 2010, the Company began entering into area franchise agreements with customers who operate specialty furniture store only for Nova brand. The agreement provides the franchisee to retail sell Nova furniture products for a period of 1 year from the date of the agreement. The franchisee is required to pay a 30,000 RMB deposit at signing of the agreement.  This deposit is used as the payment for the future purchase and is deferred on the balance sheet as

NOVA FURNITURE LIMITED AND SUBSIDIARIES

NOTE TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

Note 2 - Summary of Significant Accounting Policies (continued)

Franchise Arrangements (continued)

a customer deposit. The franchisee is required to guarantee a minimum purchase amount from the franchisor during the contract period. The franchisor has the right to terminate the agreement should the minimum purchase amounts not be met. The franchisor will provide the franchisee store images and designs, signage, floor plan product information and training.  In addition, the franchisor will rebate a per square meter subsidy to the franchisee for the store build-out within six months from the agreement date.  The franchisee earns 30% of the rebate on its initial purchase from the franchisor and then at a rate of 5% of each subsequent purchase until fully refunded or six months from the agreement date, whichever is early.  At December 31, 2010, the Company had franchising subsidy payable of $121,914. In accordance with ASC 605-50, as the Company does not receive an identifiable benefit from these rebates, it should be recorded as a reduction of revenue on sales to the franchisee.

Cost of Goods Sold

Cost of goods sold consists primarily of material costs, labor costs, and related overhead which are directly attributable to the production of the products.  Write-down of inventory to the lower of cost or net realizable value is also recorded in the cost of goods sold.

Shipping and Handling Costs

Shipping and handling costs related to delivery of finished goods are included in selling expenses. During 2010 and 2009, shipping and handling costs were $559,425 and $466,397, respectively.

Advertising

Advertising expenses consist primarily of costs of promotion for corporate image and product marketing and costs of direct advertising. The Company expenses all advertising costs as incurred.  The advertising expense was $23,000 and $-- for the years ended December 31, 2010 and 2009.

NOVA FURNITURE LIMITED AND SUBSIDIARIES

NOTE TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

Note 2 - Summary of Significant Accounting Policies (continued)

Concentration of Credit Risk

Financial instruments that potentially subject the Company to credit risk consist primarily of accounts and other receivables. The Company does not require collateral or other security to support these receivables. The Company conducts periodic reviews of its clients' financial condition and customer payment practices to minimize collection risk on accounts receivable.

The operations of the Company are in the PRC.  Accordingly, the Company's business, financial condition, and results of operations may be influenced by the political, economic, and legal environments in the PRC, as well as by the general state of the PRC economy.

Statement of Cash Flows

In accordance with FASB ASC Topic 230, “Statement of Cash Flows,” cash flows from the Company's operations is calculated based upon local currencies.  As a result, amounts related to assets and liabilities reported on the statement of cash flows may not necessarily agree with changes in the corresponding balances on the balance sheet.

Fair Value of Financial Instruments

Some of the Company’s financial instruments, including cash and cash equivalents, accounts receivable, other receivables, accounts payable, accrued liabilities and short-term debt, have carrying amounts that approximate their fair values due to their short maturities. ASC Topic 820, “Fair Value Measurements and Disclosures,” requires disclosure of the fair value of financial instruments held by the Company. ASC Topic 825, “Financial Instruments,” defines fair value and establishes a three-level valuation hierarchy for disclosures of fair value measurement that enhances disclosure requirements for fair value measures. The carrying amounts reported in the consolidated balance sheets for receivables and current liabilities each qualify as financial instruments and are a reasonable estimate of their fair values because of the short period of time between the origination of such instruments and their expected realization and their current market rate of interest. The three levels of valuation hierarchy are defined as follows:

NOVA FURNITURE LIMITED AND SUBSIDIARIES

NOTE TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

Note 2 - Summary of Significant Accounting Policies (continued)

•	Level 1 inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

•
Level 2 inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.

•	Level 3 inputs to the valuation methodology are unobservable and significant to the fair value measurement.

The Company analyzes all financial instruments with features of both liabilities and equity under ASC Topic 480, “Distinguishing Liabilities from Equity,” and ASC Topic 815, “Derivatives and Hedging.”

As of December 31, 2010 and 2009, the Company did not identify any assets and liabilities required to be presented on the balance sheet at fair value.

Foreign Currency Translation and Transactions

The accompanying consolidated financial statements are presented in USD. The Company’s wholly-owned subsidiaries’ functional currencies are RMB and MOP, respectively. The functional currencies of the Company’s foreign operations are translated into USD for balance sheet accounts using the current exchange rates in effect as of the balance sheet date and for revenue and expense accounts using the weighted-average exchange rate during the fiscal year. The translation adjustments are recorded as a separate component of stockholders’ equity, captioned accumulated other comprehensive income (loss). Gains and losses resulting from transactions denominated in foreign currencies are included in other income (expense) in the consolidated statements of operations. There have been no significant fluctuations in the exchange rate for the conversion of RMB and MOP to USD after the balance sheet date.

NOVA FURNITURE LIMITED AND SUBSIDIARIES

NOTE TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

Note 2 - Summary of Significant Accounting Policies (continued)

Comprehensive Income (Loss)

The Company follows FASB ASC 220 “Reporting Comprehensive Income”. Comprehensive income is comprised of net income and all changes to the statements of stockholders’ equity, except those due to investments by stockholders, changes in paid-in capital and distributions to stockholders. Comprehensive income for 2010 and 2009 included net income and foreign currency translation adjustments.

Segment Reporting

ASC Topic 280, "Segment Reporting," requires use of the “management approach” model for segment reporting.  The management approach model is based on the way a company's management organizes segments within the company for making operating decisions and assessing performance. Reportable segments are based on products and services, geography, legal structure, management structure, or any other manner in which management disaggregates a company. ASC Topic 280 has no effect on the Company's financial statements as substantially all of the Company's operations are conducted in one industry segment - manufacturing and selling the furniture.  The Company consists of one reportable business segment.

The Company operates exclusively in one business: the design and manufacture of furniture. All of the Company’s long-lived assets for production are located in its facilities in Dongguan, Guangdong Province, China, and operate within the same environmental, safety and quality regulations governing industrial component manufacturing companies. The Company established its subsidiary, Macao, solely for the purpose of marketing and selling the Company’s products. As a result, management views the Dongguan and Macao’s business and operations as a blended gross margin when determining future growth, return on investment and cash flows. Accordingly, management has concluded that the Company had one reportable segment under ASC 280 because: (i) all of the Company’s products are created with similar production processes, in the same facilities, under the same regulatory environment and sold to similar customers using similar distribution systems; and (ii) both Dongguan and Macao are operated under the same management with same resources; management views Dongguan and Macao’s operation as a whole for making business decisions.

NOVA FURNITURE LIMITED AND SUBSIDIARIES

NOTE TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

Note 2 - Summary of Significant Accounting Policies (continued)

New Accounting Pronouncements

In December 2010, FASB issued ASU No. 2010-28, Intangibles – Goodwill and Other (Topic 350): When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts. The amendments in this Update affect all entities that have recognized goodwill and have one or more reporting units whose carrying amount for purposes of performing Step 1 of the goodwill impairment test is zero or negative. The amendments in this Update modify Step 1 so that for those reporting units, an entity is required to perform Step 2 of the goodwill impairment test if it is more likely than not that a goodwill impairment exists. In determining whether it is more likely than not that goodwill impairment exists, an entity should consider whether there are any adverse qualitative factors indicating that impairment may exist. The qualitative factors are consistent with existing guidance, which requires that goodwill of a reporting unit be tested for impairment between annual tests if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. The amendments in this Update are effective for fiscal years, and interim periods within those years, beginning after December 15, 2010. Early adoption is not permitted. Upon adoption of the amendments, any resulting goodwill impairment should be recorded as a cumulative-effect adjustment to beginning retained earnings in the period of an adoption. Any goodwill impairments occurring after the initial adoption of the amendments should be included in earnings. This standard will be adopted effective January 1, 2011. The Company does not expect the adoption of this ASU would have a material impact to the Company’s consolidated financial statements.

In December 2010, FASB issued ASU No. 2010-29, Business Combinations (Topic 805): Disclosure of Supplementary Pro Forma Information for Business Combinations. The amendments in this Update specify that if a public entity presents comparative financial statements, the entity should disclose revenue and earnings of the combined entity as though the business combination(s) that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period only. The amendments also expand the supplemental pro forma disclosures to include a description of the nature and amount of material, nonrecurring pro forma adjustments directly attributable to the business combination included in the reported pro forma revenue and earnings. The amendments in

NOVA FURNITURE LIMITED AND SUBSIDIARIES

NOTE TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

Note 2 - Summary of Significant Accounting Policies (continued)

New Accounting Pronouncements (continued)

this Update are effective prospectively for business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2010. The Company intends to adopt the disclosure requirements for any business combinations in 2011.

In January 2010, FASB issued ASU No. 2010-06, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements. This update provides amendments to ASC Topic 820 that will provide more robust disclosures about (1) the different classes of assets and liabilities measured at fair value, (2) the valuation techniques and inputs used, (3) the activity in Level 3 fair value measurements, and (4) the transfers between Levels 1, 2, and 3. This standard is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. Those disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. The Company does not expect the adoption of this ASU would have a material impact to the Company’s consolidated financial statements.

In January 2010, FASB issued ASU N0. 2010-01, Equity (Topic 505): Accounting for Distributions to Shareholders with Components of Stock and Cash. The update clarifies that the stock portion of a distribution to shareholders that allows them to elect to receive cash or stock with a potential limitation on the total amount of cash that all shareholders can elect to receive in the aggregate is considered a share issuance that is reflected prospectively in earnings per share and is not considered a stock dividend for purposes of ASC Topic 505 and Topic 260, Earnings Per Share. This standard is effective for interim and annual periods ending on or after December 15, 2009, and should be applied on a retrospective basis. The adoption of this standard did not have a material impact to the Company’s consolidated financial position or results of operations.

NOVA FURNITURE LIMITED AND SUBSIDIARIES

NOTE TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

Note 3 - Inventory

Inventory consisted of finished goods and raw material at December 31, 2010 and 2009 as follows:

	2010	2009
Finished goods	$282,335	$279,141
Raw material	160,302	1,841,861
Work in progress	575,067	177,149

	$1,017,704	$2,298,151

Note 4 - Property and Equipment, Net

As of December 31, 2010 and 2009, property and equipment consisted of the following:

	2010	2009
Building and workshops	$7,197,084	$2,502,211
Office equipment	269,916	245,669
Automobiles	293,452	255,061
Machinery	2,397,658	1,869,873
Less: Accumulated depreciation	(1,965,173)	(1,647,342)

	$8,192,937	$3,225,472

Depreciation expense was $363,471 and $362,239 for the years ended December 31, 2010 and 2009, respectively.

Note 5 - Intangible Assets

Intangible assets consisted of land use right. All land in the PRC is government-owned and cannot be sold to any individual or company. However, the government grants the user a “land use right” to use the land. The Company has the right to use the land for 50 years and is amortizing such rights on a straight-line basis for 50 years.

NOVA FURNITURE LIMITED AND SUBSIDIARIES

NOTE TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

Note 5 - Intangible Assets (continued)

Intangible assets consisted of the following at December 31, 2010 and 2009, respectively:

	2010	2009
Land use right	$544,399	$528,015
Less: Accumulated amortization	(72,587)	(59,842)

Net	$471,812	$468,173

Amortization of intangible assets for the years ended December 31, 2010 and 2009 was $10,652 and $10,556, respectively.  Annual amortization expense for the next five years from December 31, 2011, is expected to be $11,000, $11,000, $11,000, $11,000 and $11,000, respectively.

 Note 6 - Construction in Progress

Construction in progress represents factory construction project which was commenced in 2009. The project was substantially completed in 2010 and passed required government’s inspection. The Company is waiting for the property certificate to be issued by the relevant authority, and expects to receive such certificate in October 2011.  At December 31, 2010 and 2009, the Company has construction in progress of $75,498 and $596,527, respectively.

Note 7 - Other Current Assets

Other current assets consisted of following at December 31, 2010 and 2009:

	2010	2009
VAT receivable	$--	$50,112
Other receivables	126,394	165,739
Prepaid expenses	48,929	--
Note receivable	--	16,781

Total	$175,323	$232,632

NOVA FURNITURE LIMITED AND SUBSIDIARIES

NOTE TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

Note 7 - Other Current Assets (continued)

Other receivables represented cash advances to employees and advertisement and exhibition deposits.  Other receivables were $126,394 and $165,739 at December 31, 2010 and 2009, respectively.

Note 8 - Major Customers and Vendors

Two major customers accounted for 64% (43% and 21% for each) and 65% (48% and 17% for each) of the Company’s sales for 2010 and 2009, respectively. Accounts receivable from these customers amounted to $1,279,359 and $1,035,790 as of December 31, 2010 and 2009, respectively.

The Company purchased its products from one major vendor during 2010 and 2009 with accounting for 29% and 27% of the purchases, respectively. Accounts payable to this vendor was $-- and $848,875 as of December 31, 2010 and 2009, respectively.

Note 9 - Accrued Liabilities and Other Payables

Accrued liabilities and other payables consisted of the following at December 31, 2010 and 2009, respectively:

	2010	2009
Other payables	$151,182	$295,054
Salary payable	669,710	397,483
Franchising subsidy	121,914	--
Accrued expenses	122,615	87,822

Total	$1,065,421	$780,359

Accrued expenses represented accrued utility and freight expenses. Other payables represented payables to contractors and vendors other than for material purchase.  Franchising subsidy represented accrued amount the Company shall pay to its franchisees to support them for the franchise stores decoration.

NOVA FURNITURE LIMITED AND SUBSIDIARIES

NOTE TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

Note 10 - Due From/to Related Party

Due from related party represented receivable from a shareholder. At December 31, 2009, the balance of due from related party was $137,692. It was an advance with no interest, payable upon demand, and was unsecured. The shareholder repaid this advance in full in 2010.

As of December 31, 2010, the Company had $197,776 due to related party, which was an advance for the Company’s operating needs from a shareholder; this advance bore no interest, payable upon demand and was unsecured. The Company repaid the shareholder in full in April 2011.

Note 11 - Deferred Rent Payable

Deferred rent payable represented supplemental payments the Company needs to pay to the residents who originally lived in the land where the Company acquired land use right for commercialize use.  The Company was required to pay annual amount at RMB 800 per Mu (or 666.67 per Square Meter) for total of 60 Mu (or 40,000 Square Meters) starting from 2003 for 60 years. The price will be increased 10% every 5 years. The Company recorded such expense on a straight line basis. During 2010 and 2009, the Company recorded expense of $4,836 and $4,792, respectively. As of December 31, 2010 and 2009, the Company has $43,169 and $37,076 deferred rent payable, respectively.

Note 12 - Taxes Payable and Income Taxes

Taxes payable consisted of the following at December 31, 2010 and 2009:

	2010	2009
Other taxes payables	$--	$10,898
Income tax payable	197,785	73,653

Total Taxes Payable - current	$197,785	$84,551

Income tax payable - noncurrent	$2,368,795	$1,418,702

NOVA FURNITURE LIMITED AND SUBSIDIARIES

NOTE TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

Note 12 - Taxes Payable and Income Taxes (continued)

Noncurrent income tax payable arose from management’s assessment on significant uncertain tax position under ASC 740, for the transfer pricing between Nova Dongguan and Nova Macao, wherein the gross profit generated by Nova Dongguan from sales to Nova Macao was materially different from profits generated from sales to third parties. The Statue of Limitation for transfer pricing issue is 10 years starting from the tax year when the transfer pricing issue arises pursuant to the Chinese tax law (see Income Taxes accounting policy under Note 2).

Nova Furniture BVI was incorporated in BVI. There is no income tax for company domiciled in BVI. Accordingly, the Company’s consolidated financial statements do not present any income tax provisions related to BVI tax jurisdiction where Nova furniture BVI is domiciled.

Nova Dongguan is governed by the Income Tax Law of the PRC concerning the private-run enterprises and subject to 25% corporate income tax rate for 2010 and 2009. Nova Macao is income tax-exempt entity incorporated and domiciled in Macao.

The components of income before income taxes from operations consisted of the following:

	2010	2009
	US$	US$
Income (loss) subject to foreign income taxes only	$5,238,090	$5,681,765
Intercompany elimination	--	--

	$5,238,090	$5,681,765

The provisions for income tax expenses for the years ended December 31, 2010 and 2009 consisted of the following:

	2010	2009
Income tax expense - current	$1,077,488	$1,106,583
Income tax benefit - deferred	(42,407)	(68,461)

Total Income Tax Expenses	$1,035,081	$1,038,122

NOVA FURNITURE LIMITED AND SUBSIDIARIES

NOTE TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

Note 12 - Taxes Payable and Income Taxes (continued)

The following table reconciles the PRC statutory rates to the Company’s effective tax rate for 2010 and 2009:

	2010	2009
Tax at PRC statutory rate	$1,309,522	$1,420,441
Permanent difference	31,653	(102,637)
Tax exemption	(1,180,648)	(1,309,142)
Prior year true ups	--	(3,501)
ASC 740-10 Uncertain Tax Position	874,554	1,032,961

Total	$1,035,081	$1,038,122

Deferred tax assets and liabilities are recognized for the expected future tax consequences of differences between the carrying amounts of assets and liabilities and their respective tax bases using enacted tax rates in effect for the year in which the differences are expected to reverse. Deferred taxes are comprised of the following:

	2010	2009
Current deferred tax asset:
Accrued liabilities	$115,237	$71,848

Noncurrent deferred tax assets:
Land use right and deferred supplemental payment on land	$17,468	$15,744
Fixed assets improvements	917	1,184

Noncurrent deferred tax liability:
Depreciation on building	(19,659)	(20,286)

Noncurrent Deferred Tax Liability, Net	$(1,274)	$(3,358)

NOVA FURNITURE LIMITED AND SUBSIDIARIES

NOTE TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

Note 12 - Taxes Payable and Income Taxes (continued)

The Company has not recorded any valuation allowance against all of its PRC deferred tax assets for the years ended December 31, 2010 and 2009. In accordance with ASC 740 Accounting for Income Taxes, based on all available evidence, including the Company’s historical results and the forecast of its future income, it is more likely than not that all of its PRC entities will be able to realize the Company's deferred tax assets.  The Company does not have any net operating loss carry forwards for PRC enterprise income tax purposes, at December 31, 2010 and 2009, respectively.

Note 13 - Stockholders’ Equity

Contribution by Shareholders

On December 3, 2009 and December 9, 2009, shareholders made cash contribution of $2,000,000 and $400,000 to the Company, respectively. On September 21, 2010, shareholders contributed additional $500,000 cash to the Company. As of December 31, 2010 and 2009, the Company had $10,912,498 and $10,412,498 paid in capital, respectively.

Dividend declared and paid

The Company declared and paid dividend to its shareholders from Nova Macao’s 2010 and 2009 net income for $2,172,590 and $6,267,815, respectively.

Note 14 - Statutory Reserves

Pursuant to the corporate law of the PRC and Macao, Nova Dongguan and Nova Macao are only required to maintain one statutory reserve by appropriating from its after-tax profit before declaration or payment of dividends. The statutory reserve represents restricted retained earnings.

NOVA FURNITURE LIMITED AND SUBSIDIARIES

NOTE TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

 Note 14 - Statutory Reserves (continued)

Surplus Reserve Fund

Nova Dongguan and Nova Macao are required to transfer 10% of its net income, as determined under PRC accounting rules and regulations, to a statutory surplus reserve fund until such reserve balance reaches 50% of the Company’s registered capital.

The surplus reserve fund is non-distributable other than during liquidation and can be used to fund previous years’ losses, if any, and may be utilized for business expansion or converted into share capital by issuing new shares to existing shareholders in proportion to their shareholdings or by increasing the par value of the shares currently held by them, provided that the remaining reserve balance after such issuance is not less than 25% of the registered capital.

At December 31, 2010 and 2009, Nova Macao had surplus reserve of $6,241, representing 50% of the Company’s registered capital. Nova Dongguan did not make any surplus reserve due to its accumulated deficit.

Common Welfare Fund

The common welfare fund is a voluntary fund to which the Company can elect to transfer 5% to 10% of its net income. This fund can only be utilized on capital items for the collective benefit of the Company’s employees, such as construction of dormitories, cafeteria facilities, and other staff welfare facilities. This fund is non-distributable other than upon liquidation. The Company does not participate in this voluntary fund.

NOVA FURNITURE LIMITED AND SUBSIDIARIES

NOTE TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

Note 15 - Geographical Sales

Geographical distribution of sales is as follows:

Geographical Areas	2010	2009
China	$8,349,254	$4,184,906
North America	2,933,829	2,876,379
Asia	1,266,273	1,496,974
Europe	14,059,678	11,697,362
Australia	1,064,426	755,249
Hong Kong	870,938	391,110
Other countries	274,584	268,468

	$28,818,982	$21,670,448

Note 16 - Commitments And Contingencies

Rents

Nova Macao leased an office in Macao under a one-year, automatically renewable lease agreement on May 1, 2008 with an expiration date of April 30, 2009. The monthly rent under this lease was approximately $1,100 (HKD 9,000). The lease agreement was renewed automatically on an annual basis at anniversary from the first maturity date.

As of December 31, 2010, future rental payment of remaining period until expiration under this operating lease is approximately $4,400.

Total rental expense for 2010 and 2009 was $13,200 and $13,200, respectively.

Litigation

A former employee of the Company has filed a claim against the Company and alleged the Company breached a contract and failed to pay him RMB 682,022 ($100,000) for the work he performed.  An initial hearing was held on April 18, 2011 whereat the Company requested dismissal of the claim. The Company expects the Court will issue a ruling on this matter by the end of May 2011.

NOVA FURNITURE LIMITED AND SUBSIDIARIES

NOTE TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

Note 17 - Operating Risks

The Company’s operations in the PRC are subject to specific considerations and significant risks not typically associated with companies in the North America and Western Europe. These include risks associated with, among others, the political, economic and legal environments and foreign currency exchange. The Company’s results may be adversely affected by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

The Company’s sales, purchase and expense transactions are denominated in RMB and MOP, and all of the Company’s assets and liabilities are also denominated in RMB and MOP. The RMB is not freely convertible into foreign currencies under the current law. In China, foreign exchange transactions are required by law to be transacted only by authorized financial institutions. Remittances in currencies other than RMB may require certain supporting documentation in order to affect the remittance.

Note 18 - Subsequent Events

The Company has evaluated subsequent events to determine if events or transactions occur through May 18, 2011 require potential adjustment to the disclosure in the financial statements.

On March 17, 2011, Nova Dongguan incorporated Nova Dongguan Chinese Style Furniture Museum (“Nova Museum”) and contributed capital of RMB 1 million, an addition capital contribution of RMB 1.13 million was made on March 29, 2011. Nova Museum is a non-profit organization, mainly for promoting and disseminating the culture and history of Chinese Style furniture and expanding the Company’s domestic furniture market.

In January 2011, Nova Furniture BVI issued additional 9,998 shares, of which, 8,123 shares was issued to Nova Holdings BVI, and 1,875 shares was issued to St. Joyal, an unrelated US company incorporated in the State of California who is engaged in investment and business development. St. Joyal will assist the Company to be listed in the US, establish Nova brand image and expand Nova’s customer base in North America.  St. Joyal is to pay $2,400,000 by January 1, 2014 in exchange for the 18.75% equity interest in Nova Furniture BVI.

NOVA FURNITURE LIMITED

FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 31, 2011 AND 2010 (UNAUDITED)

NOVA FURNITURE LIMITED

CONTENTS

Financial Statements

Consolidated Balance Sheets as of March 31, 2011 (unaudited) and December 31, 2010	1-2
Consolidated Statements of Income and Comprehensive Income for the three months ended March 31, 2011 and 2010 (unaudited)	3
Consolidated Statements of Cash Flows for the three months ended March 31, 2011 and 2010 (unaudited)	4-5

Notes to Consolidated Financial Statements	6-27

NOVA FURNITURE LIMITED AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

MARCH 31, 2011 (UNAUDITED) AND DECEMBER 31, 2010

	March 31,	December 31,
	2011	2010
	(Unaudited)
Assets

Current Assets
Cash and cash equivalents	$575,787	$985,004
Accounts receivable	6,931,753	6,487,042
Advance to suppliers	271,796	277,081
Inventory	1,795,264	1,017,704
Due from related parties	1,025,635	--
Other current assets	288,185	175,323
Deferred tax asset	116,402	115,237

Total Current Assets	11,004,822	9,057,391

Non-Current Assets
Heritage and Cultural assets	123,930	--
Plant, property and equipment, net	8,341,579	8,192,937
Construction in progress	76,261	75,498
Intangible assets, net	473,834	471,812

Total Non-Current Assets	9,015,604	8,740,247

Total Assets	$20,020,426	$17,797,638

The accompanying notes are an integral part of these consolidated financial statements.

1

NOVA FURNITURE LIMITED AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

MARCH 31, 2011 (UNAUDITED) AND DECEMBER 31, 2010

	March 31,	December 31,
	2011	2010
	(Unaudited)
Liabilities and Stockholders' Equity

Current Liabilities
Accounts payable	$2,385,913	$1,160,634
Advance from customers	25,269	25,016
Accrued expenses and other payables	849,622	1,065,421
Taxes payable	380,862	197,785
Due to related party	110,288	197,776

Total Current Liabilities	3,751,954	2,646,632

Non-Current Liabilities
Deferred rent payable	46,867	43,169
Deferred tax liability, net	1,288	1,274
Income taxes payable	2,372,619	2,368,795

Total Non-Current Liabilities	2,420,774	2,413,238

Total Liabilities	6,172,728	5,059,870

Contingencies and Commitments

Stockholders' Equity
Common stock, $1 par value; 50,000 shares authorized,
10,000 and 2 shares issued and outstanding as of March 31, 2011	10,000	2
and December 31, 2010, respectively
Additional paid in capital	13,302,500	10,912,498
Subscription receivable	(2,400,000)	--
Statutory reserves	6,241	6,241
Accumulated other comprehensive income	1,716,144	1,611,756
Retained earnings	1,212,813	207,271

Total Stockholders' Equity	13,847,698	12,737,768

Total Liabilities and Stockholders' Equity	$20,020,426	$17,797,638

The accompanying notes are an integral part of these consolidated financial statements.

2

NOVA FURNITURE LIMITED AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

FOR THE THREE MONTHS ENDED MARCH 31, 2011 AND 2010 (UNAUDITED)

	2011	2010

Net Sales	$5,632,790	$7,009,984

Cost of Sales	3,843,629	5,476,481

Gross Profit	1,789,161	1,533,503

Operating Expenses
Selling expenses	220,476	229,005
General and administrative expenses	326,553	221,183

Total Operating Expenses	547,029	450,188

Income From Operations	1,242,132	1,083,315

Other Income (Expenses)
Non-operating income	4,962	5,098
Foreign exchange transaction loss	(23,198)	(2,139)
Financial expense	(9,389)	(3,737)

Total Other Expenses, Net	(27,625)	(778)

Income Before Income Tax	1,214,507	1,082,537

Income Tax Expense	208,965	213,898

Net Income	1,005,542	868,639

Other Comprehensive Income
Foreign currency translation	104,388	7,505

Comprehensive Income	$1,109,930	$876,144

The accompanying notes are an integral part of these consolidated financial statements.

3

NOVA FURNITURE LIMITED AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE THREE MONTHS ENDED MARCH 31, 2011 AND 2010 (UNAUDITED)

	2011	2010

Cash Flows From Operating Activities
Net Income	$1,005,542	$868,639
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation and amortization	155,032	87,275
Changes in operating assets and liabilities:
Accounts receivable	(395,629)	(921,208)
Advance to suppliers	8,054	(131,308)
Inventory	(764,145)	853,737
Other current assets	(110,952)	(61,375)
Accounts payable	1,209,339	(291,256)
Advance from customers	--	(77,378)
Accrued expenses and other payables	(286,416)	(146,917)
Deferred rent payable	3,248	1,199
Taxes payable	160,293	189,901

Net Cash Provided by Operating Activities	984,366	371,309

Cash Flows From Investing Activities
Acquisition of heritage and cultural assets	(123,425)	--
Acquisition of property and equipment	(217,826)	(427,834)
Construction in progress	--	(1,066,708)

Net Cash Used in Investing Activities	(341,251)	(1,494,542)

Cash Flows From Financing Activities
Other payable - Short term borrowing	60,776	--
Advance to related parties	(1,025,635)	--
Advance from related parties	325,387	--
Repayment to related parties	(414,512)	--
Dividend paid	--	(712,370)

Net Cash Used in Financing Activities	$(1,053,984)	$(712,370)

The accompanying notes are an integral part of these consolidated financial statements.

4

NOVA FURNITURE LIMITED AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE THREE MONTHS ENDED MARCH 31, 2011 AND 2010 (UNAUDITED)

	2011	2010

Effect of Exchange Rate Changes on
Cash and Cash Equivalents	$1,652	$10,100

Net decrease in cash and cash equivalents	(409,217)	(1,825,503)

Cash and cash equivalents, beginning balance	985,004	2,172,266

Cash and cash equivalents, ending balance	$575,787	$346,763

Supplemental Disclosure of Cash Flow Information

Cash paid during the period for:
Income tax payments	$82,173	$13,098

Supplemental Disclosure of Non-Cash Financing Activities

Subscription receivable from sales of common stock	$2,400,000	$--

The accompanying notes are an integral part of these consolidated financial statements.

5

NOVA FURNITURE LIMITED AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 31, 2011 AND 2010 (UNAUDITED)

Note 1 - Organization and Description of Business

Nova Furniture Limited (“Nova Furniture BVI”) was incorporated under the laws of the British Virgin Islands (“BVI”) on April 29, 2003, primarily engaged in investment in China.

On June 6, 2003 Nova Furniture BVI formed Dongguan Nova Furniture Co., Ltd (“Nova Dongguan”), which was incorporated in the Guangdong Province of the People’s Republic of China (“PRC”), primarily engaged in the development, manufacture and sale of furniture.

Effective March 8, 2005, the controlling shareholders of Nova Furniture BVI formed another company Nova Furniture Holdings Limited (“Nova Holdings BVI”) under the laws of the BVI, and transferred their equity interest in Nova Furniture BVI into Nova Holdings BVI. This transaction was accounted for as a reorganization of entities under common control, with assets and liabilities transferred at their carrying amounts, and the financial statements presented as if the reorganization had occurred retroactively.

On May 20, 2006, Nova Holdings BVI formed Nova Furniture Macao Commercial Offshore Ltd (Nova Macao) in Macao. Nova Macao was mainly engaged in furniture trading with products purchased and imported from Nova Dongguan. As a result, Nova Holdings BVI became the sole shareholder of Nova Macao, Nova Furniture BVI and its subsidiary, Nova Dongguan.

In January 2011, Nova Holdings BVI transferred their equity interest in Nova Macao to Nova Furniture BVI. This transaction was accounted for as a reorganization of entities under common control, with assets and liabilities transferred at their carrying amounts, and the financial statements are presented as if the reorganization had occurred retroactively as of the beginning of the first period presented.

In January 2011, Nova Furniture BVI issued an additional 9,998 shares, of which 8,123 shares were issued to Nova Holdings BVI and 1,875 shares were issued to St. Joyal, an unrelated U.S. company incorporated in the State of California and engaged in business development and investment activities. St. Joyal is committed to pay $2,400,000 by January 1, 2014, in exchange for its 18.75% equity interest in Nova Furniture BVI.

On March 17, 2011, Nova Dongguan incorporated Nova Dongguan Chinese Style Furniture Museum (“Nova Museum”) and contributed capital of RMB 1 million. Nova Dongguan made an additional capital contribution of RMB 1.13 million on March 29, 2011. Nova Museum is a non-profit organization engaged principally in the promotion and dissemination of the culture and history of furniture in China.

Nova Furniture BVI, Nova Dongguan, Nova Museum and Nova Macao are collectively called Nova or the Company.

6

NOVA FURNITURE LIMITED AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 31, 2011 AND 2010 (UNAUDITED)

Note 2 - Summary of Significant Accounting Policies

Basis of Presentation

The unaudited consolidated financial statements included herein have been prepared by the Company, pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”).  The information furnished herein reflects all adjustments (consisting of normal recurring accruals and adjustments) that are, in the opinion of management, necessary to fairly present the operating results for the respective periods. Certain information and footnote disclosures normally present in annual financial statements prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”) have been omitted pursuant to such rules and regulations. However, the accounting policies used in preparing these unaudited consolidated financial statements are consistent with those described in the December 31, 2010 audited consolidated financial statements. These unaudited consolidated financial statements should be read in conjunction with the December 31, 2010 audited consolidated financial statements and footnotes.  The results for the three months ended March 31, 2011, are not necessarily indicative of the results to be expected for the full year ending December 31, 2011.

Nova Furniture BVI’s functional currency is United States Dollars (“$” or “USD”).  Nova Dongguan and Nova Museum’s functional currency is Chinese Yuan Renminbi (“RMB”), and Nova Macao’s functional currency was Macau Pataca (“MOP”) prior to January 1, 2011, and switched to USD in the beginning of 2011. However, the accompanying financial statements have been translated and presented in United States Dollars (“$” or “USD”).

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of Nova Furniture BVI, and its wholly owned subsidiaries, Nova Dongguan, Nova Museum and Nova Macao. All significant inter-company accounts and transactions were eliminated in consolidation.

Use of Estimates

In preparing financial statements in conformity with US GAAP, management makes

7

NOVA FURNITURE LIMITED AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 31, 2011 AND 2010 (UNAUDITED)

Note 2 - Summary of Significant Accounting Policies (continued)

estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the dates of the financial statements, as well as the reported amounts of revenues and expenses during the reporting year. Significant estimates, required by management, include the reserve of bad debt allowance, recoverability of long-lived assets and the valuation of inventories. Actual results could differ from those estimates.

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

Accounts Receivable

The Company’s policy is to maintain an allowance for potential credit losses on accounts receivable. Management reviews the composition of accounts receivable and analyzes historical bad debts, customer concentrations, customer credit worthiness, current economic trends and changes in customer payment patterns to evaluate the adequacy of these reserves.   Based on historical collection activity, the Company did not record an allowance for bad debts as of March 31, 2011, and December 31, 2010, respectively.

Inventories

Inventories are stated at the lower of cost or market value with cost determined on a weighted average basis, which approximates the first-in first-out method. Management compares the cost of inventories with the net realizable value and an allowance is made for writing down their inventories to market value, if lower. The Company did not record any provision for write-downs of inventory at March 31, 2011, and December 31, 2010.

Plant, Property and Equipment

Plant, property and equipment are stated at cost, net of accumulated depreciation. Expenditures for maintenance and repairs are expensed as incurred; additions, renewals and improvements are capitalized. When property and equipment are retired or otherwise disposed of, the related cost and accumulated depreciation is removed from the respective

8

NOVA FURNITURE LIMITED AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 31, 2011 AND 2010 (UNAUDITED)

Note 2 - Summary of Significant Accounting Policies (continued)

accounts, and any gain or loss is included in operations. Depreciation of property and equipment is provided using the straight-line method for substantially all assets with 10% salvage value and estimated lives as follows:

Building and workshops	20 years
Computer and office equipment	5 years
Museum decoration and renovation Machinery	10 years 10 years
Autos	5 years

Impairment of Long-Lived Assets

Long-lived assets, which include property, plant and equipment and intangible assets, are reviewed for impairment whenever events or changes in circumstances indicate the carrying amount of an asset may not be recoverable.

Recoverability of long-lived assets to be held and used is measured by comparing the carrying amount of an asset to the estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated undiscounted future cash flows, an impairment charge is recognized by the amount by which the carrying amount of the asset exceeds the fair value of the assets. Fair value is generally determined using the asset’s expected future discounted cash flows or market value, if readily determinable. Based on its review, the Company believes that, as of March 31, 2011, and December 31, 2010, there were no significant impairments of its long-lived assets.

Research and Development

Research and development costs are related primarily to the Company designing and testing of its new products in development stage. Research and development costs are recognized in general and administrative expenses and expensed as incurred.  For the three months ended March 31, 2011 and 2010, research and development expense was $29,737 and $16,582, respectively.

9

NOVA FURNITURE LIMITED AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 31, 2011 AND 2010 (UNAUDITED)

Note 2 - Summary of Significant Accounting Policies (continued)

Income Taxes

In its interim financial statements, the Company follows the guidance in ASC 270 “Interim Reporting” and ASC 740 “Income Taxes” whereby the Company utilizes the expected annual effective rate in determining its income tax provisions. For the interim period’s income, this rate differs from the statutory rate primarily as a result of tax-exemption status of Nova Macao of approximately $(240,000) and ASC 740-10 Uncertain Tax Position of approximately $(20,000).

Nova Furniture BVI was incorporated in the BVI. There is no income tax for a company domiciled in the BVI. Accordingly, the Company’s consolidated financial statements do not present any income tax provisions related to the BVI tax jurisdiction where Nova Furniture BVI is domiciled.

Nova Dongguan and Nova Museum are governed by the Enterprise Income Tax Law of the People’s Republic of China (the “PRC”) concerning private-run enterprises and subject to a 25% corporate income tax. Nova Macao is an income tax-exempt entity incorporated and domiciled in Macao. Nova Museum is subject to a 25% corporate income tax in the first year and allowed to apply for tax-exempt status in the second year following its incorporation.

During the three months ended March 31, 2011, the Company recorded an income tax expense of approximately $209,000. During the three months ended March 31, 2010, the Company recorded an income tax expense of approximately $214,000.

The Company adopted the provisions of ASC Topic 740. When tax returns are filed, it is highly certain that some positions taken would be sustained upon examination by the taxing authorities, while others are subject to uncertainty about the merits of the position taken or the amount of the position that would be ultimately sustained. The benefit of a tax position is recognized in the financial statements in the period during which, based on all available evidence, management believes it is more likely than not that the position will be sustained upon examination, including the resolution of appeals or litigation processes, if any. Tax positions taken are not offset or aggregated with other positions. Tax positions that meet the more-likely-than-not recognition threshold are measured as the largest amount of tax benefit that is more than 50 percent likely of being realized upon settlement with the applicable taxing authority. The portion of the benefits associated with tax positions taken that exceeds the amount measured as described above is reflected as a liability for

10

NOVA FURNITURE LIMITED AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 31, 2011 AND 2010 (UNAUDITED)

Note 2 - Summary of Significant Accounting Policies (continued)

Income Taxes (continued)

unrecognized tax benefits in the accompanying balance sheets along with any associated interest and penalties that would be payable to the taxing authorities upon examination.

Nova Dongguan is subject to taxation in the PRC. Nova Dongguan’s PRC income tax returns are generally not subject to examination by the tax authorities for tax years before 2006. With a few exceptions, the tax years 2006-2010 remain open to examination by tax authorities in the PRC.

China's new Corporate Income Tax Law ("CIT Law"), together with its Implementation Regulations, introduced a set of anti-avoidance measures in Chapter 6 - Special Tax Adjustments. In January 2009, the State Administration of Taxation issued Circular of the State Administration of Taxation on the Issuance of the Implementation Measure of Special Tax Adjustments (“Circular 2”). The regulation is applied retrospectively for tax years beginning after January 1, 2008. Article 3 of Circular 2 states that in respect of transfer pricing administration, relevant tax authorities shall examine business transactions between enterprises and their related parties (“related-party transactions”) and evaluate whether they are conducted on an arm’s-length basis, in addition to conducting investigations and making adjustments, as required under Chapter 6 of the CIT Law and Article 36 of the Tax Collection Law.

The significant uncertain tax position arose from the transfer pricing between Nova Dongguan and Nova Macao, wherein the Company determined that the gross profit generated by Nova Dongguan from sales to Nova Macao was materially different from profits generated from sales to third parties. The Statue of Limitation for transfer pricing issue is 10 years starting from the tax year when the transfer pricing issue arises pursuant to the Chinese tax law.

11

NOVA FURNITURE LIMITED AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 31, 2011 AND 2010 (UNAUDITED)

Note 2 - Summary of Significant Accounting Policies (continued)

Income Taxes (continued)

A reconciliation of the January 1, 2010, through March 31, 2011, amount of unrecognized tax benefits excluding interest and penalties ("Gross UTB") is as follows:

Gross UTB

Beginning Balance - January 1, 2010	1,346,203

Increase in unrecorded tax benefits taken in 2010	771,976
Exchange rate adjustment - 2010	71,015

Ending Balance - December 31, 2010	$2,189,194

Increase in unrecorded tax benefits taken in 2011 Q1	--
Exchange rate adjustment – 2011 Q1	22,138

Ending Balance - March 31, 2011	$2,211,332

At March 31, 2011, and December 31, 2010, the Company had cumulatively accrued approximately $155,000 and $175,000, respectively, for estimated interest and penalties related to uncertain tax positions. The Company recorded interest and penalties related to unrecognized tax positions as a component of income tax expense, which totaled approximately $(20,000) and $10,000 for the 3 months ended March 31, 2011 and 2010, respectively. If recognized, the entire balance of unrecognized tax benefits as of March 31, 2011, would affect the Company’s effective tax rate. The Company anticipates no significant change to the total amount of unrecognized tax benefits as of March 31, 2011, within the next   12 months.

12

NOVA FURNITURE LIMITED AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 31, 2011 AND 2010 (UNAUDITED)

Note 2 - Summary of Significant Accounting Policies (continued)

Revenue Recognition

The Company's revenue recognition policies are in compliance ASC Topic 605, “Revenue Recognition.”  Sales revenue is recognized when a formal arrangement exists, the price is fixed or determinable, the delivery is completed and no other significant obligations of the Company exist and collectability is reasonably assured.  No revenue is recognized if there are significant uncertainties regarding the recovery of the consideration due, or the possible return of the goods. Payments received before all of the relevant criteria for revenue recognition are recorded as unearned revenue.

Sales revenue represents the invoiced value of goods, net of value-added taxes (VAT). All Company products are sold in the PRC and subject to the Chinese VAT of 17% of the gross sales price. This VAT may be offset by VAT paid by the Company on raw materials and other materials included in the cost of producing the finished product. The Company records VAT payable and VAT receivable net of payments in the financial statements. The VAT tax return is filed offsetting the payables against the receivables. Sales and purchases are recorded net of VAT collected and paid as the Company acts as an agent for the government.

Franchise Arrangements

In 2010, the Company began entering into area product franchise agreements with customers who operate specialty furniture stores carrying only Nova-branded products. The product franchise agreement provides for the franchisee to retail Nova brand furniture products for a period of 1 year from the date of the agreement. The franchisee is required to pay a deposit of RMB 30,000 at signing of the agreement. This deposit is used as the payment for future purchases and is deferred on the balance sheet as

13

NOVA FURNITURE LIMITED AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 31, 2011 AND 2010 (UNAUDITED)

Note 2 - Summary of Significant Accounting Policies (continued)

Franchise Arrangements (continued)

a customer deposit. The franchisee is required to guarantee a minimum purchase amount from the franchisor during the contract period. The franchisor has the right to terminate the agreement should the minimum purchase amounts not be met. The franchisor will provide the franchisee store images and designs, signage, floor plan product information and training.  In addition, the franchisor will rebate a per square meter subsidy to the franchisee for the store build-out within six months from the agreement date. The franchisee earns 30% of the rebate on its initial purchase from the franchisor and then at a rate of 5% of each subsequent purchase until fully refunded or six months from the agreement date, whichever is earlier. At March 31, 2011, and December 31, 2010, the Company had franchising subsidy payable of $180,501 and $121,914, respectively. In accordance with ASC 605-50, as the Company does not receive an identifiable benefit from these rebates, it should be recorded as a reduction of revenue on sales to the franchisee.

Cost of Goods Sold

Cost of goods sold consists primarily of material costs, labor costs and related overhead that are directly attributable to the production of the products. Write-down of inventory to the lower of cost or net realizable value is also recorded in the cost of goods sold.

Shipping and Handling Costs

Shipping and handling costs related to delivery of finished goods are included in selling expenses. During the three months ended March 31, 2011 and 2010, shipping and handling costs were $69,251 and $130,794, respectively.

Advertising

Advertising expenses consist primarily of costs of promotion and marketing for the Company’s image and products, and costs of direct advertising. The Company expenses all advertising costs as incurred.  The advertising expense was $32,641 and $14,355 for the three months ended March 31, 2011 and 2010.

14

NOVA FURNITURE LIMITED AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 31, 2011 AND 2010 (UNAUDITED)

Note 2 - Summary of Significant Accounting Policies (continued)

Concentration of Credit Risk

Financial instruments that potentially subject the Company to credit risk consist primarily of accounts and other receivables. The Company does not require collateral or other security to support these receivables. The Company conducts periodic reviews of its clients' financial condition and customer payment practices to minimize collection risk on accounts receivable.

The operations of the Company are in the PRC.  Accordingly, the Company's business, financial condition, and results of operations may be influenced by the political, economic, and legal environments in the PRC, as well as by the general state of the PRC economy.

Statement of Cash Flows

In accordance with FASB ASC Topic 230, “Statement of Cash Flows,” cash flows from the Company's operations is calculated based upon local currencies.  As a result, amounts related to assets and liabilities reported on the statement of cash flows may not necessarily agree with changes in the corresponding balances on the balance sheet.

Fair Value of Financial Instruments

Some of the Company’s financial instruments, including cash and cash equivalents, accounts receivable, other receivables, accounts payable, accrued liabilities and short-term debt, have carrying amounts that approximate their fair values due to their short maturities. ASC Topic 820, “Fair Value Measurements and Disclosures,” requires disclosure of the fair value of financial instruments held by the Company. ASC Topic 825, “Financial Instruments,” defines fair value and establishes a three-level valuation hierarchy for disclosures of fair value measurement that enhances disclosure requirements for fair value measures. The carrying amounts reported in the consolidated balance sheets for receivables and current liabilities each qualify as financial instruments and are a reasonable estimate of their fair values because of the short period of time between the origination of such instruments and their expected realization and their current market rate of interest. The three levels of valuation hierarchy are defined as follows:

15

NOVA FURNITURE LIMITED AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 31, 2011 AND 2010 (UNAUDITED)

Note 2 - Summary of Significant Accounting Policies (continued)

•	Level 1 inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

•
Level 2 inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.

•	Level 3 inputs to the valuation methodology are unobservable and significant to the fair value measurement.

The Company analyzes all financial instruments with features of both liabilities and equity under ASC Topic 480, “Distinguishing Liabilities from Equity,” and ASC Topic 815, “Derivatives and Hedging.”

As of March 31, 2011, and December 31, 2010, the Company did not identify any assets and liabilities required to be presented on the balance sheet at fair value.

Foreign Currency Translation and Transactions

The accompanying consolidated financial statements are presented in USD. The Company’s wholly owned subsidiaries’ functional currencies are RMB for Nova Dongguan and Nova Museum, and MOP for Nova Macao (prior to 2011), respectively. The functional currencies of the Company’s foreign operations are translated into USD for balance sheet accounts using the current exchange rates in effect as of the balance sheet date and for revenue and expense accounts using the weighted-average exchange rate during the fiscal year. The translation adjustments are recorded as a separate component of stockholders’ equity, captioned accumulated other comprehensive income (loss). Gains and losses resulting from transactions denominated in foreign currencies are included in other income (expense) in the consolidated statements of operations. There have been no significant fluctuations in the exchange rate for the conversion of RMB to USD after the balance sheet date.

16

NOVA FURNITURE LIMITED AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 31, 2011 AND 2010 (UNAUDITED)

Note 2 - Summary of Significant Accounting Policies (continued)

Comprehensive Income (Loss)

The Company follows FASB ASC 220 “Reporting Comprehensive Income”. Comprehensive income is comprised of net income and all changes to the statements of stockholders’ equity, except those due to investments by stockholders, changes in paid-in capital and distributions to stockholders. Comprehensive income for the three months ended March 31, 2011 and 2010, included net income and foreign currency translation adjustments.

Segment Reporting

ASC Topic 280, "Segment Reporting," requires use of the “management approach” model for segment reporting.  The management approach model is based on the way a company's management organizes segments within the company for making operating decisions and assessing performance. Reportable segments are based on products and services, geography, legal structure, management structure, or any other manner in which management disaggregates a company. ASC Topic 280 has no effect on the Company's financial statements as substantially all of the Company's operations are conducted in one industry segment – the manufacturing and selling of furniture. The Company consists of one reportable business segment.

The Company operates exclusively in one business: the design, manufacture and selling of furniture. All of the Company’s long-lived assets for production are located in its facilities in Dongguan, Guangdong Province, China, and operate within the same environmental, safety and quality regulations governing industrial component manufacturing companies. The Company established its subsidiary, Nova Macao, solely for the purpose of marketing and selling the Company’s products. As a result, management views the business and operations of Nova Dongguan and Nova Macao as a blended gross margin when determining future growth, return on investment and cash flows. Nova Museum, a non-profit organization engaged principally in the promotion and dissemination of the culture and history of furniture in China, has no operation nor substantial assets other than its decorations and renovation, and the heritage and cultural assets for the purpose of exhibition only.

Accordingly, management has concluded that the Company had one reportable segment under ASC 280 because: (i) all of the Company’s products are created with similar production processes, in the same facilities, under the same regulatory environment and sold to similar customers using similar distribution systems; (ii) both Nova Dongguan and Nova Macao are operated under the same management with the same resources, and management

17

NOVA FURNITURE LIMITED AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 31, 2011 AND 2010 (UNAUDITED)

Note 2 - Summary of Significant Accounting Policies (continued)

Segment Reporting (continued)

views the operations of Nova Dongguan and Nova Macao as a whole for making business decision and (iii) although Nova Museum is principally engaged in the  dissemination of the culture and history of furniture in China, it also serves a function of promoting and marketing the Company’s image and products by providing a platform and channel for consumers to be exposed to Nova Furniture,  it is operated under the same management with the same resources, in the same location with Nova Dongguan, and is an additive and supplemental unit to the Company’s main operations – the manufacturing and selling of furniture.

New Accounting Pronouncements

In June 2011, FASB issued ASU 2011-05, Comprehensive Income (ASC Topic 220):  Presentation of Comprehensive Income.  Under the amendments in this update, an entity has the option to present the total of comprehensive income, the components of net income and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. In both choices, an entity is required to present each component of net income along with total net income, each component of other comprehensive income along with a total for other comprehensive income and a total amount for comprehensive income. In a single continuous statement, the entity is required to present the components of net income and total net income, the components of other comprehensive income and a total for other comprehensive income, along with the total of comprehensive income in that statement. In the two-statement approach, an entity is required to present components of net income and total net income in the statement of net income. The statement of other comprehensive income should immediately follow the statement of net income and include the components of other comprehensive income and a total for other comprehensive income, along with a total for comprehensive income. In addition, the entity is required to present on the face of the financial statements reclassification adjustments for items that are reclassified from other comprehensive income to net income in the statement(s) where the components of net income and the components of other comprehensive income are presented.  The amendments in this update should be applied retrospectively and are effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. The Company is currently assessing the effect that the adoption of this pronouncement will have on its financial statements.

18

NOVA FURNITURE LIMITED AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 31, 2011 AND 2010 (UNAUDITED)

Note 2 - Summary of Significant Accounting Policies (continued)

New Accounting Pronouncements (continued)

In December 2010, FASB issued ASU No. 2010-28, Intangibles – Goodwill and Other (Topic 350): When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts. The amendments in this update affect all entities that have recognized goodwill and have one or more reporting units whose carrying amount for purposes of performing Step 1 of the goodwill impairment test is zero or negative. The amendments in this update modify Step 1 so that for those reporting units, an entity is required to perform Step 2 of the goodwill impairment test if it is more likely than not that a goodwill impairment exists. In determining whether it is more likely than not that goodwill impairment exists, an entity should consider whether there are any adverse qualitative factors indicating that impairment may exist. The qualitative factors are consistent with existing guidance, which requires that goodwill of a reporting unit be tested for impairment between annual tests if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. The amendments in this update are effective for fiscal years, and interim periods within those years, beginning after December 15, 2010. Early adoption is not permitted. Upon adoption of the amendments, any resulting goodwill impairment should be recorded as a cumulative-effect adjustment to retained earnings beginning in the period of an adoption. Any goodwill impairments occurring after the initial adoption of the amendments should be included in earnings. The adoption of this ASU did not have a material impact on the Company’s consolidated financial statements.

In December 2010, FASB issued ASU No. 2010-29, Business Combinations (Topic 805): Disclosure of Supplementary Pro Forma Information for Business Combinations. The amendments in this update specify that if a public entity presents comparative financial statements, the entity should disclose revenue and earnings of the combined entity as though the business combination(s) that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period only. The amendments also expand the supplemental pro forma disclosures to include a description of the nature and amount of material, nonrecurring pro forma adjustments directly attributable to the business combination included in the reported pro forma revenue and earnings. The amendments in this update are effective prospectively for business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2010. The Company adopted the disclosure requirements for the business combinations in 2011.

19

NOVA FURNITURE LIMITED AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 31, 2011 AND 2010 (UNAUDITED)

Note 2 - Summary of Significant Accounting Policies (continued)

New Accounting Pronouncements (continued)

In January 2010, FASB issued ASU No. 2010-06, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements. This update provides amendments to ASC Topic 820 that will provide more robust disclosures about (1) the different classes of assets and liabilities measured at fair value, (2) the valuation techniques and inputs used, (3) the activity in Level 3 fair value measurements and (4) the transfers between Levels 1, 2 and 3. This standard is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances and settlements in the roll forward of activity in Level 3 fair value measurements. Those disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. The adoption of this ASU did not have a material impact on the Company’s consolidated financial statements.

Note 3 - Inventory

Inventory consisted of finished goods and raw material at March 31, 2011, and December 31, 2010, as follows:

	2011	2010
Finished goods	$1,288,522	$282,335
Raw material	27,562	160,302
Work in progress	479,180	575,067

	$1,795,264	$1,017,704

Note 4 - Heritage and cultural assets

As of March 31, 2011, Nova Museum had heritage and cultural assets of $123,930, which mainly are collectibles and antiques for exhibition. Depreciation need not be provided on heritage assets which have indefinite lives and no reduction in the value with the passage of time; however, the carrying amount of the heritage and cultural assets should be reviewed when there is evidence of impairment in accordance with ASC 360-10.

20

NOVA FURNITURE LIMITED AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 31, 2011 AND 2010 (UNAUDITED)

Note 5 - Plant, Property and Equipment, Net

As of March 31, 2011, and December 31, 2010, plant, property and equipment consisted of the following:

	2011	2010
Building and workshops	$7,269,863	$7,197,084
Office equipment	308,888	269,916
Automobiles	296,419	293,452
Machinery	2,425,665	2,397,658
Museum decoration and renovation	178,650	-
Less: Accumulated depreciation	(2,137,906)	(1,965,173)

	$8,341,579	$8,192,937

Depreciation expense was $152,294 and $84,634 for the three months ended March 31, 2011 and 2010, respectively.

Note 6 - Intangible Assets

Intangible assets consisted of land use right. All land in the PRC is government-owned and cannot be sold to any individual or company. However, the government grants the user a “land use right” to use the land. The Company has the right to use the land for 50 years and is amortizing such rights on a straight-line basis for 50 years.

Intangible assets consisted of the following at March 31, 2011, and December 31, 2010, respectively:

	2011	2010
Land use right	$549,904	$544,399
Less: Accumulated amortization	(76,070)	(72,587)

Net	$473,834	$471,812

Amortization of intangible assets for the three months ended March 31, 2011 and 2010 was $2,738 and $2,641, respectively. Annual amortization expense for the next five years from March 31, 2011, is expected to be approximately $11,000, $11,000, $11,000, $11,000 and $11,000, respectively.

21

 Note 7 - Construction in Progress

Construction in progress represents a factory construction project, which was commenced in 2009. The project was substantially completed in 2010 and passed the required PRC government inspection. The Company is waiting for the property certificate to be issued by the relevant authority, and expects to receive such certificate in October 2011. At March 31, 2011 and December 31, 2010, the Company has construction in progress of $76,261 and $75,498, respectively.

Note 8 - Other Current Assets

Other current assets consisted of following at March 31, 2011 and December 31, 2010, respectively:

	2011	2010
Other receivables	$118,926	$126,394
Prepaid expenses	169,259	48,929
Total	$288,185	$175,323

Other receivables represented cash advances to employees and advertising and exhibition deposits. Prepaid expense included prepayments for material purchase, prepaid insurance, advertising and equipment purchase.

Note 9 - Major Customers and Vendors

Two major customers accounted for 46% (29% and 17% for each) and 70% (45% and 25% for each) of the Company’s sales for the three months ended March 31, 2011 and 2010, respectively. Accounts receivable from these customers amounted to $2,225,573 and $1,279,359 as of March 31, 2011, and December 31, 2010, respectively.

The Company purchased its products from one major vendor during the three months ended March 31, 2011 and 2010, accounting for 14% and 39% of the purchases, respectively. Accounts payable to this vendor was $168,776 and $0 as of March 31, 2011, and December 31, 2010, respectively.

22

NOVA FURNITURE LIMITED AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 31, 2011 AND 2010 (UNAUDITED)
Note 10 - Accrued Liabilities and Other Payables

Accrued liabilities and other payables consisted of the following at March 31, 2011, and December 31, 2010, respectively:

	2011	2010
Other payables	$68,294	$151,182
Salary payable	524,449	669,710
Franchising subsidy	180,501	121,914
Accrued expenses	76,378	122,615

Total	$849,622	$1,065,421

Accrued expenses represented accrued utility and freight expenses. Other payables represented payables to contractors, vendors other than for material purchase and a short-term borrowing. As of March 31, 2011, a short-term borrowing of $61,024 was from an unrelated third party, which bears no interest and has been repaid in May 2011. Franchising subsidy represented accrued amount the Company shall pay to its franchisees to support them for franchise store decoration.

Note 11 - Due From/to Related Parties

At March 31, 2011, the balance due from related party of $1,025,635, which was due from a shareholder of the Company. The advance to the shareholder was with no interest, payable upon demand and was unsecured. The shareholder repaid this advance in full in May 2011.

At March 31, 2011 and December 31, 2010, the Company had $110,288 and $197,776 due to related party, which was an advance for the Company’s operating needs from a shareholder. This advance bore no interest, was payable upon demand and was unsecured.

Note 12 - Deferred Rent Payable

Deferred rent payable represented supplemental payments the Company must pay to the residents who originally lived in the land on which the Company acquired land use rights for commercialize use. The Company was required to pay an annual amount at RMB 800 per Mu (or 666.67 per Square Meter) for a total of 60 Mu (or 40,000 Square Meters) starting from 2003 for 60 years. The price will be increased 10% every 5 years. The Company recorded such expense on a straight-line basis. During the three months ended March 31, 2011 and 2010, the Company recorded expense of $3,248 and $1,199,

23

NOVA FURNITURE LIMITED AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 31, 2011 AND 2010 (UNAUDITED)

Note 12 - Deferred Rent Payable (continued)

respectively. As of March 31, 2011, and December 31, 2010, the Company has $46,867 and $43,169 deferred rent payable, respectively.

Note 13 - Stockholders’ Equity

Contribution by Shareholders

On December 3, 2009, and December 9, 2009, shareholders made cash contribution of $2,000,000 and $400,000 to the Company, respectively. On September 21, 2010, shareholders contributed an additional $500,000 in cash to the Company.

In January 2011, Nova Furniture BVI issued an additional 9,998 shares, of which 8,123 shares were issued to Nova Holdings BVI and 1,875 shares were issued to St. Joyal, an unrelated U.S. company incorporated in the State of California and engaged in business development and investment activities. St. Joyal is committed to pay $2,400,000 by January 1, 2014, in exchange for its 18.75% equity interest in Nova Furniture BVI.

As of March 31, 2011, and December 31, 2010, the Company had $13,312,500 and $10,912,500 paid-in capital, respectively.

Dividend declared and paid

The Company declared and paid dividend to its shareholders from Nova Macao’s net income for three months ended March 31, 2011 and 2010, of $0 and $712,370, respectively.

Note 14 - Statutory Reserves

Pursuant to the corporate law of the PRC and Macao, Nova Dongguan and Nova Macao are only required to maintain one statutory reserve by appropriating from after-tax profit before declaration or payment of dividends. The statutory reserve represents restricted retained earnings.

Surplus Reserve Fund

Nova Dongguan and Nova Macao are required to transfer 10% of net income, as determined under PRC accounting rules and regulations, to a statutory surplus reserve fund until such reserve balance reaches 50% of the Company’s registered capital.

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NOVA FURNITURE LIMITED AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 31, 2011 AND 2010 (UNAUDITED)

Note 14 - Statutory Reserves (continued)

The surplus reserve fund is non-distributable other than during liquidation and can be used to fund previous years’ losses, if any, and may be utilized for business expansion or converted into share capital by issuing new shares to existing shareholders in proportion to their shareholdings or by increasing the par value of the shares currently held by them, provided that the remaining reserve balance after such issuance is not less than 25% of the registered capital.

At March 31, 2011, and December 31, 2010, Nova Macao had surplus reserve of $6,241, representing 50% of the Company’s registered capital. Nova Dongguan did not make any surplus reserve due to its accumulated deficit.

Common Welfare Fund

The common welfare fund is a voluntary fund to which the Company can elect to transfer 5% to 10% of its net income. This fund can only be utilized on capital items for the collective benefit of the Company’s employees, such as construction of dormitories, cafeteria facilities, and other staff welfare facilities. This fund is non-distributable other than upon liquidation. The Company does not participate in this voluntary fund.

Note 15 - Geographical Sales

Geographical distribution of sales consisted of the following at March 31, 2011, and March 31, 2010, respectively:

Geographical Areas	2011	2010
China	$2,075,462	$2,096,992
North America	1,272,437	590,557
Asia	136,494	366,153
Europe	1,747,643	3,429,582
Australia	148,900	164,879
Hong Kong	128,249	319,098
Other countries	123,605	42,723

	$5,632,790	$7,009,984

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NOVA FURNITURE LIMITED AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 31, 2011 AND 2010 (UNAUDITED)

Note 16 - Commitments And Contingencies

Rents

Nova Macao leased an office in Macao under a one-year, automatically renewable lease agreement on May 1, 2010, with an expiration date of April 30, 2011. The monthly rent under this lease was approximately $1,100 (HKD 9,000). The lease agreement was renewed automatically on an annual basis at anniversary from the first maturity date. On May 1, 2011, the lease agreement renewed automatically with an expiration date of April 30, 2012.

As of March 31, 2011, future rental payment of remaining period until expiration under this operating lease is approximately $1,100.

Total rental expense for the three months ended March 31, 2011 and 2010, was $3,464 and $3,479, respectively.

Capital Contribution

Nova Dongguan’s total registered capital is $20 million. As of March 31, 2011, and December 30, 2010, Nova Dongguan has received $10.9 million in capital contributions. The remaining $9.1 million of additional capital contribution is due by November 2011.

Litigation

A former employee of the Company has filed a claim against the Company and alleged the Company breached a contract and failed to pay him RMB 682,022 ($100,000) for the work he performed. An initial hearing was held on April 18, 2011, during which the Company requested dismissal of the claim. The Court issued the judgment on this matter in favor of the Company on May 20, 2011.

Note 17 - Operating Risks

The Company’s operations in the PRC are subject to specific considerations and significant risks not typically associated with companies in the North America and Western Europe. These include risks associated with, among others, the political, economic and legal environments and foreign currency exchange. The Company’s results may be adversely affected by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

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NOVA FURNITURE LIMITED AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 31, 2011 AND 2010 (UNAUDITED)

Note 17 - Operating Risks (continued)

The Company’s sales, purchase and expense transactions are denominated in RMB and MOP (prior to 2011), and all of the Company’s assets and liabilities are also denominated in RMB and MOP (prior to 2011). The RMB is not freely convertible into foreign currencies under the current law. In China, foreign exchange transactions are required by law to be transacted only by authorized financial institutions. Remittances in currencies other than RMB may require certain supporting documentation in order to affect the remittance.

Note 18 - Subsequent Events

The Company has evaluated subsequent events to determine if events or transactions occur through June 30, 2011, require potential adjustment to the disclosure in the financial statements.

On June 30, 2010, Nova Furniture BVI entered into a share exchange agreement with Nova Lifestyle, Inc. (“Nova Lifestyle”), which was incorporated in the state of Nevada, for a 1-to-1,192 share exchange of 10,000 shares of Nova Furniture BVI’s ordinary shares, consisting of all of its issued and outstanding capital stock, for 11,920,000 shares of Nova Lifestyle’s common stock. Pursuant to the share exchange agreement, Nova Furniture BVI’s shareholders became the majority owners of Nova Lifestyle after the reverse merger. The acquisition of Nova Furniture BVI by Nova Lifestyle has been accounted for as a recapitalization of Nova Furniture BVI as Nova Furniture BVI’s shareholders will be the majority shareholders and have control of the Company and, prior to the acquisition, Nova Lifestyle was a non-operating public shell.

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